EXHIBIT C

An organizational chart showing the relationship of each Exempt Wholesale Generator (EWG) or foreign utility company to associate companies in the holding-company system.

Exempt Wholesale Generators (EWGs):

1.	PITTSFIELD GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Power Group, LLC
Beale Generating Company
JMC Altresco, Inc.
Altresco, Inc.
Pittsfield Generating Company, L.P.
Pittsfield Partners, Inc.
Pittsfield Generating Company, L.P.

2.	SELKIRK COGEN PARTNERS, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Power Group, LLC
Beale Generating Company
JMC Selkirk Holdings, Inc.
JMC Selkirk, Inc.
PentaGen Investors, L.P.
Selkirk Cogen Partners, L.P.
Selkirk Cogen Funding Corporation
Selkirk Cogen Partners, L.P.
Selkirk Cogen Funding Corporation
JMCS I Holdings, Inc.
PentaGen Investors, L.P.
Selkirk Cogen Partners, L.P.
Selkirk Cogen Funding Corporation

3.	LOGAN GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Power Group, LLC
Eagle Power Corporation
Logan Generating Company, L.P.

4.	HERMISTON GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Power Group, LLC
Larkspur Power Corporation
Hermiston Generating Company, L.P.

5.	MASSPOWER

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Power Group, LLC
Beale Generating Company
Indian Orchard Generating Company, Inc.
MASSPOWER, L.L.C
MASSPOWER

6.	MILLENNIUM POWER PARTNERS L.P.

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
GenHoldings I, LLC
Osprey Power Corporation
Millennium Power Partners, L.P.
Magnolia Power Corporation
Millennium Power Partners, L.P.

7.	CEDAR BAY GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Power Group, LLC
Raptor Holdings Company
Gray Hawk Power Corporation
Cedar Bay Cogeneration, Inc.
Cedar Bay Generating Company, L.P.

8.	NORTHAMPTON GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Power Group, LLC
Jaeger Power Corporation
Northampton Generating Company, L.P.
Northampton Fuel Supply Company, Inc.
Northampton Water Supply, Inc.

9.	SCRUBGRASS GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Power Group, LLC
Falcon Power Corporation
Scrubgrass Generating Company, L.P.
Scrubgrass Power Corp.
Scrubgrass Generating Company, L.P.
Clearfield Properties, Inc.
Leechburg Properties, Inc.

10.	INDIANTOWN COGENERATION, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Power Group, LLC
Toyan Enterprises
Indiantown Cogeneration L.P.
Indiantown Project Investment Partnership L.P.
Indiantown Cogeneration L.P.
Indiantown Cogeneration Funding Corporation

11.	ATHENS GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
GenHoldings I, LLC
Black Hawk Power Corporation
Athens Generating Company, L.P.
Peach I Power Corporation
Athens Generating Company, L.P.

12.	LA PALOMA GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
La Paloma Power Corporation
La Paloma Generating Company, LLC
PG&E Generating Energy Holdings, Inc.
La Paloma Generating Company, LLC

13.	LAKE ROAD GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
Peach IV Power Corporation
Lake Road Generating Company, L.P.
Black Hawk III Power Corporation
Lake Road Generating Company, L.P.

14.	MANTUA CREEK GENERATING COMPANY L.P.

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
Beech Power Corporation
Mantua Creek Generating Company L.P.
Mantua Creek Urban Renewal, L.P.
Plover Power Corporation
Mantua Creek Generating Company L.P.
Mantua Creek Urban Renewal, L.P.

15.	OKEECHOBEE GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
Okeechobee Power Corporation
Okeechobee Generating Company, LLC
PG&E Generating Energy Holdings, Inc.
Okeechobee Generating Company, LLC

16.	USGEN NEW ENGLAND, INC.

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
USGen New England, Inc.
USGen Services Company, LLC
First Massachusetts Land Company, LLC

17.	PG&E DISPERSED GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
PG&E Dispersed Power Corporation
Plains End, LLC
PG&E Generating Energy Holdings, Inc.
Plains End, LLC

18.	LIBERTY GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
Liberty Generating Corporation
Liberty Generating Company, LLC
PG&E Generating Energy Holdings, Inc.
Liberty Generating Company, LLC

19.	BADGER GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
Badger Power Corporation
Badger Generating Company, LLC
PG&E Generating Energy Holdings, Inc.
Badger Generating Company, LLC

20.	MADISON WINDPOWER LLC

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
San Gorgonio Power Corporation
Madison Windpower LLC

21.	COVERT GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
GenHoldings I, LLC
Covert Power Corporation
Covert Generating Company, LLC
Covert Generating Company, LLC

22.	ATTALA GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
Attala Power Corporation
Attala Generating Company, LLC

23.	HARQUAHALA GENERATING COMPANY, LLC

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
GenHoldings I, LLC
Harquahala Power Corporation
Harquahala Generating Company, LLC
Harquahala Generating Company, LLC

24.	MOUNTAIN VIEW POWER PARTNERS, LLC

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
San Gorgonio Power Corporation
Mountain View Power Partners, LLC

25.	PLAINS END, LLC

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
PG&E Dispersed Power Corporation
Plains End, LLC
PG&E Generating Energy Holdings, Inc.
Plains End, LLC

26.	SPENCER STATION GENERATING COMPANY, L.P.

PG&E Corporation
PG&E National Energy Group, LLC
PG&E National Energy Group, Inc.
PG&E Enterprises, Inc.
PG&E National Energy Group Holdings Corporation
PG&E Generating Company, LLC
PG&E Generating Energy Group, LLC
Spencer Station Power Corporation
Spencer Station Generating Company, L.P.
PG&E Generating Energy Holdings, Inc.
Spencer Station Generating Company, L.P.